Exhibit S

Power of Attorney

I, Susan Regina Dodge, of 12 East 49th Street, New York, NY 10017, hereby appoint Ahmad Al-Sati, Kaitlin McGrath and Mary Anne Morgan as my recognized representatives and true and lawful attorneys-in-fact to sign any and all Registration Statements on Form N-2, pursuant to the relevant Acts and any amendments or supplements thereto, including applications for exemptive orders, rulings or filings of proxy materials (together, “SEC filings”) of Gemcorp Commodities Alternative Products Fund (the “Fund”), and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (“SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Fund and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Susan Regina Dodge

Name:	Susan Regina Dodge

Title:	Trustee

Date:	October 4, 2024

Power of Attorney

I, Ahmad Al-Sati, of 12 East 49th Street, New York, NY 10017, hereby appoint Kaitlin McGrath and Mary Anne Morgan as my recognized representatives and true and lawful attorneys-in-fact to sign any and all Registration Statements on Form N-2, pursuant to the relevant Acts and any amendments or supplements thereto, including applications for exemptive orders, rulings or filings of proxy materials (together, “SEC filings”) of Gemcorp Commodities Alternative Products Fund (the “Fund”), and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (“SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Fund and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Ahmad Al-Sati

Name:	Ahmad Al-Sati

Title:	Trustee

Date:	October 4, 2024

Power of Attorney

I, Bradley Dietz, of 12 East 49th Street, New York, NY 10017, hereby appoint Ahmad Al-Sati, Kaitlin McGrath and Mary Anne Morgan as my recognized representatives and true and lawful attorneys-in-fact to sign any and all Registration Statements on Form N-2, pursuant to the relevant Acts and any amendments or supplements thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”) of Gemcorp Commodities Alternative Products Fund (the “Fund”), and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (“SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Fund and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Bradley Dietz

Name:	Bradley Dietz

Title:	Trustee

Date:	October 4, 2024